Exhibit 99.3

John Deere Owner Trust 2005

Servicer’s Certificate

$183,900,000 Class A-1 3.396% Asset Backed Notes due June 15, 2006
$169,000,000 Class A-2 3.79% Asset Backed Notes due December 17, 2007
$215,000,000 Class A-3 3.98% Asset Backed Notes due June 15, 2009
$172,600,000 Class A-4 4.16% Asset Backed Notes due May 15, 2012
$11,275,240 Asset Backed Certificates

Payment Date:	17-Oct-05

(1) Servicing Fee:	$566,465.16
Servicing Fee earned:	$0.00
Servicing Fee paid:	$566,465.16
Servicing Fee shortfall:	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00

(3) Total Distribution Amount:	$19,103,313.28

(4) Noteholders’ Interest Distributable Amount applicable to A-1 Notes:	$353,788.23
Noteholders’ Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders’ Interest Distributable Amount applicable to A-2 Notes:	$533,758.33
Noteholders’ Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders’ Interest Distributable Amount applicable to A-3 Notes:	$713,083.33
Noteholders’ Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders’ Interest Distributable Amount applicable to A-4 Notes:	$598,346.67
Noteholders’ Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(9) Noteholders’ Interest Distributable Amount deposited into Note Distribution Account:	$2,198,976.56
Noteholders’ Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders’ Monthly Principal Distributable Amount:	$15,678,698.60
% of Principal Distribution Amount applicable to A-1 Noteholders:	100.00%
A-1 Noteholders’ Principal Carryover Shortfall:	$0.00
A-1 Noteholders’ Principal Distributable Amount:	$15,678,698.60

(11) A-2 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders:	0.00%
A-2 Noteholders’ Principal Carryover Shortfall:	$0.00
A-2 Noteholders’ Principal Distributable Amount:	$0.00

(12) A-3 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders’ Principal Carryover Shortfall:	$0.00
A-3 Noteholders’ Principal Distributable Amount:	$0.00

(13) A-4 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders’ Principal Carryover Shortfall:	$0.00
A-4 Noteholders’ Principal Distributable Amount:	$0.00

(14) Noteholders’ Principal Distribution Amount deposited into Note Distribution Account:	$15,678,698.60
Noteholders’ Principal Carryover Shortfall:	$0.00

(15) Noteholders’ Distributable Amount:	$17,877,675.16

(16) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(17) Deposit to Reserve Account from Collection Account to increase the amount
on deposit in the Reserve Account to the Specified Reserve Account Balance:	$0.00

(18) Certificateholders’ Interest Distributable Amount:	$0.00
Certificateholders’ Interest Carryover Shortfall:	$0.00

(19) Certificateholders’ Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders’ Principal Carryover Shortfall:	$0.00
Certificateholders’ Principal Distributable Amount:	$0.00

(20) Certificateholders’ Distributable Amount:	$0.00

(21) Deposit to Reserve Account (from excess collections):	$659,072.96

(22) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,156,067.00

(23) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$13,815,139.96

(24) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$659,072.96

(25) Note Value as of the end of the related Collection Period	$669,396,704.79

(26) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$663,187,145.77

(27) Number of Accounts at the end of the related Collection Period	19,261

(28) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$101,521,465.10
A-1 Note Pool Factor:	0.5520471

Outstanding Principal Balance of A-2 Notes:	$169,000,000.00
A-2 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-3 Notes:	$215,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$172,600,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$11,275,240.00
Certificate Pool Factor:	1.0000000

(29) Aggregate Purchased Receivables for related Collection Period:	$0.00

(30) Reserve Account Balance after giving effect to all distributions:	$13,156,067.00

(31) Specified Reserve Account Balance (after all distributions and adjustments):	$13,156,067.00

(32) Rolling three month 60 days or more past due as a % of Pool Balance (Average Delinquency Ratio)	0.07%

(33) Aggregate amount of net losses for the collection period	$48,536.25

(34) Aggregate amount of net losses since 26-May-05	$53,088.81

(35) Cumulative net loss as a percent of Initial Pool Balance (Cumulative Net Loss Ratio)	0.01%